Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Asyst Technologies, Inc.	Case No. 09-43246 RN 11

CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Oct-09	PETITION DATE: 04/20/09

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in USD,thousands				☑
2.	Asset and Liability Structure	End of Current Month		End of Prior Month	As of Petition Filing[1]

	a. Current Assets	$19,091		$20,636	$22,392
	b. Total Assets	$19,143		$20,689	$88,342
	c. Current Liabilities	$9,841		$10,538	$22,773
	d. Total Liabilities	$9,841		$10,538	$30,654
3.	Statement of Cash Receipts & Disbursements for Month	Current Month		Prior Month	Cumulative (Case to Date)

	a. Total Receipts	$567		$7,362	$35,028
	b. Total Disbursements	$1,417	3)	$2,097	$19,701
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($850)		$5,265	$15,327
	d. Cash Balance Beginning of Month	$19,303		$14,038	$3,126
	e. Cash Balance End of Month (c + d)	$18,453		$19,303	$18,453
		Current Month		Prior Month	Cumulative (Case to Date)

4.	Profit/(Loss) from the Statement of Operations	($849)		($318)	($48,385)
5.	Account Receivables (Pre and Post Petition)	$138		$138
6.	Post-Petition Liabilities	$243		$824
7.	Past Due Post-Petition Account Payables (over 30 days)	$243		$243

At the end of this reporting month:				Yes	No

8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			☐	☑
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			☑ 2)	☐
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?			☑ 2)	☐
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)			☑ 3)	☐
12.	Is the estate insured for replacement cost of assets and for general liability?			☑
13.	Are a plan and disclosure statement on file?			☐	☑
14.	Was there any post-petition borrowing during this reporting period?			☐	☑
15.	Check if paid: Post-petition taxes ☐; 4) U.S. Trustee Quarterly Fees ☑ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☑. 4)
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
Footnotes:

1)	Financial information as of April 20, 2009 (the “Petition Date”) was obtained from the Debtor’s internal trial balance and the Schedules of Assets and Liabilities and subsequent amendments filed with the court. Financial information for the end of prior month and end of current month was also obtained from the Debtor’s internal trial balance prepared on a US GAAP accrual basis save for cash balances unless where noted. Additionally, during the month of August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, changes in the Company’s income and expense accounts and the related assets and liabilities attributable to GAAP based accruals and accounting were not presented for the current month’s operations and will not be presented going forward.

2)	During October 2009, payments of approximately $899K were issued to professionals pursuant to the Order Establishing Procedures for Interim Compensation and Reimbursement of Expense of Professionals (“Interim Compensation Order”).

3)	Post-petition compensation and expense reimbursements have been made to current officers and directors of the Company in the ordinary course of the Company’s business.

4)	No post-petition taxes were due as of October 31, 2009. Tax returns will be prepared in due course. Any required extension of time has been obtained from the applicable taxing authority.
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 11/20/2009	/s/ Paula C. LuPriore
Responsible Individual

ASYST TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

	From	From	From	From	From	From	From	Cumulative
	4/21/09 to	5/1/09 to	6/1/09 to	7/1/09 to	8/1/09 to	9/1/09 to	10/1/09 to	from Petition
In USD	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09[1]	9/30/09[1,2]	10/31/09[1]	Date
3rd Party Sales	381,906	1,861,781	2,020,601	1,754,840	1,832,523	—	—	7,851,651
Cash Discount	(874)	(570)	(1,763)	—	(192)	—	—	(3,399)
Change In SAB 101 Defer Rev — Inc/(Exp)	60,514	358,004	178,712	133,468	58,604	—	—	789,302

Total External Revenue	441,546	2,219,216	2,197,550	1,888,308	1,890,935	—	—	8,637,555

Subsidiary Sales	(32,165)	(21,411)	65,954	(446)	847	—	—	12,780

Total Business Unit Generated Sales	409,381	2,197,805	2,263,504	1,887,862	1,891,783	—	—	8,650,335

COGS — Material Unburdened	28,393	439,653	383,498	397,154	543,441	—	—	1,792,139
COGS — Warranty	5,692	50,256	(48,188)	1,802	1,471	—	—	11,033
COGS — Installation	—	—	62,553	14,927	—	—	—	77,480
COGS — PPV Variance	0	—	(16,053)	28,707	54,479	—	—	67,133
COGS — WIP Variance	—	(1,866)	(4,493)	(973)	(10,518)	—	—	(17,850)
COGS — Service L&OH(Absorbed)	179,350	315,193	327,272	307,886	36,701	—	—	1,166,402
COGS — Service L&OH(Over/Under Absorbed)	60,156	140,159	154,944	227,958	140,356	—	—	723,573
COGS — Other Costs of Goods	8,794	26,383	25,379	27,611	21,461	—	—	109,628
COGS — Inventory Revalue	—	—	(56,410)	—	(3,234)	—	—	(59,644)
COGS — Freight	—	11,812	4,783	12,952	(1,935)	—	—	27,613
COGS — Inventory Carrying Cost	—	—	196,037	—	—	—	—	196,037
COGS — Inventory E&O	6,180	27,587	24,978	21,682	17,135	—	—	97,563
COGS — Cycle Count	—	1	—	—	15,444	—	—	15,445

Total 3rd Party COGS	288,566	1,009,178	1,054,301	1,039,706	814,800	—	—	4,206,552
Subsidiary COGS	—	5,203	64,993	16,708	16,511	—	—	103,414

Sub Total COGS	288,566	1,014,380	1,119,294	1,056,414	831,311	—	—	4,309,966

Base Labor	23,278	54,315	31,286	41,077	37,505	1,786	—	189,247
Fringe Benefits	6,460	17,797	15,993	11,843	13,195	2,324	—	67,613
Bonus/Commission/Overtime	—	—	(5,000)	—	—	—	—	(5,000)
Project Material	—	—	—	—	325	—	—	325
Outside Services	—	22,884	(1,428)	8,573	5,371	—	—	35,399
Employee Costs	—	(2,651)	—	—	—	—	—	(2,651)
Other Variable	—	5,464	(4,513)	(672)	(275)	—	—	4
I/S/Telecom	4,114	6,503	16,969	7,927	1,246	—	—	36,760
Facilities Expenses	7,600	27,193	23,311	17,114	26,639	—	—	101,858
Depreciation	3,046	9,139	8,920	8,920	8,920	—	—	38,946
Other Fixed Expenses	—	2,651	(2,651)	—	—	—	—	—

MFG Spending	44,499	143,295	82,888	94,782	92,927	4,110	—	462,501

Total Cost of Goods Sold	333,065	1,157,675	1,202,182	1,151,196	924,239	4,110	—	4,772,468

Gross Profit	76,317	1,040,130	1,061,321	736,666	967,544	(4,110)	—	3,877,867

Gross Margin%	19%	47%	47%	39%	51%	0%	0%	45%

Base Labor	406,998	957,370	1,048,536	1,092,927	767,555	34,913	—	4,308,299
Fringe Benefits	142,425	340,899	496,839	327,556	369,680	81,155	29,113	1,787,667
Temporary Labor & Consulting	—	6,370	55,279	68,754	50,765	32,473	287,939	501,580
Bonus/Commission/Overtime	—	72,787	144,070	133,897	995	5,144	—	356,893
Project Material	—	16,488	24,561	14,089	(17,034)	499	—	38,603
Outside Services	—	88,227	252,611	199,661	108,022	45,656	6,099	700,276
Expenses Equipment/R&M	—	15,706	16,152	33,892	(46,612)	—	—	19,138
Travel & Entertainment	—	11,291	8,723	(52,734)	16,954	1,567	—	(14,200)
Employee Costs	—	3,951	12,220	22,851	458	(7,504)	—	31,976
Advertising/Promotion/Trade Shows	—	9,870	—	9,087	(7,795)	—	—	11,162
Professional Fees	165,000	803,400	1,561,961	1,151,616	1,953,447	—	566,829	6,202,253
Software Purchases (Expensed)	—	27,611	32,262	47,330	(74,331)	—	—	32,871
Other Variable	4,000	37,449	61,614	74,777	52,578	65,205	105,687	401,311
I/S/Telecom	3,219	49,553	134,245	36,668	64,009	—	27,136	314,829
Facilities Expenses	49,424	193,540	152,634	86,383	380,931	14,883	47,797	925,592
Depreciation	83,606	247,382	244,102	220,384	182,786	—	—	978,260
Other Fixed Expenses	(19,932)	(55,571)	68,564	8,600	—	—	5,491	7,152
Service L&OH — Subsidiary Warranty recovery	—	(97,623)	(102,818)	(104,204)	(62,541)	—	—	(367,186)
Service L&OH — Absorbed to COGS	(152,172)	(314,182)	(327,272)	(306,704)	(36,701)	—	—	(1,137,031)
Service L&OH — Over/Under Absorbed	(99,942)	(99,614)	(154,944)	(227,958)	(140,356)	—	—	(722,814)
Service L&OH — Charged to WIP	—	(29,387)	(31,879)	(56,285)	(24,508)	—	—	(142,059)

Operating Expenses	582,626	2,285,515	3,697,460	2,780,588	3,538,301	273,990	1,076,091	14,234,571

Income (Loss) After Overhead	(506,310)	(1,245,385)	(2,636,139)	(2,043,922)	(2,570,757)	(278,100)	(1,076,091)	(10,356,704)
Restructuring	—	—	—	(26,000)	—	—	—	(26,000)
Total Operating Expenses	582,626	2,285,515	(2,636,139)	(2,017,922)	(2,570,757)	(278,100)	(1,076,091)	14,208,571

Operating Income (Loss)	(506,310)	(1,245,385)	(2,636,139)	(2,017,922)	(2,570,757)	(278,100)	(1,076,091)	(10,330,704)

Other Expense/(Income)	—	2,481	(40,125)	(234,859)	(53,103)	(18,425)	(226,824)	(570,855)
Gain from asset sale to Murata					(2,059,820)	—	—	(2,059,820)
Loss from asset sale to Peer					429,695	57,843	—	487,538
Loss from asset sale to Crossing					4,723,407	—	—	4,723,407
Loss on Liquidation					35,816,259	—	—	35,816,259
Transactional FX Losses/(Gains)	—	(10,664)	1,153	(2,164)	(12,532)	—	—	(24,207)
Losses/(Gains) On Disposal Of Assets	—	—	—	(77,029)	1	—	—	(77,028)

Total Other (Income) & Expenses	—	(8,183)	(38,971)	(314,052)	38,843,906	39,418	(226,824)	38,295,294

Loss Before Interest & Taxes	(506,310)	(1,237,202)	(2,597,167)	(1,703,870)	(41,414,663)	(317,518)	(849,267)	(48,625,998)

Third Party Interest (Income)	—	(181)	(1,098)	(78)	(69)	—	—	(1,426)
Third Party Interest Expense	—	—	—	63	1	—	—	63
Subsidiary Interest Expense (Income)	(17,435)	(51,783)	(53,995)	(9,122)	—	—	—	(132,335)

Net Interest Expense/(Income)	(17,435)	(51,964)	(55,093)	(9,137)	(68)	—	—	(133,698)

Income (Loss) before & Taxes	(488,874)	(1,185,238)	(2,542,074)	(1,694,733)	(41,414,595)	(317,518)	(849,267)	(48,492,300)

Corporate Income Tax[3]	—	—	—	—	(106,970)	—	—	(106,970)

Net Income/(Loss)	(488,874)	(1,185,238)	(2,542,074)	(1,694,733)	(41,307,625)	(317,518)	(849,267)	(48,385,330)

Footnotes:

1)	During the month of August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, changes in the Company’s income and expense accounts and the related assets and liabilities attributable to GAAP based accruals and accounting were not presented for the current month’s operations and will not be presented going forward.

2)	During September 2009, the Company’s operations ceased as it concluded the asset purchase agreements with Murata, Crossing, and PEER.

3)	Corporate tax accounts have not been finalized and are subject to change.

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

	As of	As of	As of	As of	As of	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]	7/31/2009[1]	8/31/2009[2]	9/30/2009[3]	10/31/2009[3]
ASSETS:
Cash And Equivalents — Unrestricted [3]	3,038,152	7,564,303	7,576,828	9,119,594	13,350,518	19,244,238	18,055,967

Cash and Short Term Investments	3,038,152	7,564,303	7,576,828	9,119,594	13,350,518	19,244,238	18,055,967
Trade Accounts Receivables	3,925,902	2,464,761	2,519,599	2,682,434	137,888	137,888	137,888
Allowance For Doubtful Debts	(945,223)	(945,223)	(944,873)	(969,807)	—	—	—

Net Trade Receivables	2,980,679	1,519,537	1,574,725	1,712,627	137,888	137,888	137,888

Receivables From Employees	7,500	6,575	28,069	27,141	—	—	—
Other Non Trade Receivables	788,284	788,284	788,284	788,284	7,329,414	846,756	760,730

Net Non-Trade Receivables	795,784	794,859	816,354	815,426	7,329,414	846,756	760,730
Accounts Receivable, Net	3,776,463	2,314,397	2,391,079	2,528,053	7,467,302	984,643	898,618

Receivable/(Payable) from Subsidiaries	10,765,948	9,084,570	9,511,912	9,041,631	0	0	0

Raw Materials	2,932,312	2,935,678	3,029,689	3,061,760	—	—	—
Inventory Reserve	(4,825,161)	(4,839,758)	(4,890,111)	(4,898,221)	—	—	—
Work-in-Progress	102,583	110,880	130,602	101,375	—	—	—
Finished Goods	278,324	321,748	386,409	423,520	0	0	0
Parts	4,856,632	4,570,705	4,349,133	4,269,624	—	—	—
Other Work-in-Progress	31,019	93,645	139,302	710,175	—	—	—

Total Inventory	3,375,709	3,192,898	3,145,024	3,668,234	0	0	0

Deferred Tax Asset[4]	(2,165)	(2,165)	(2,165)	(2,165)	—	—	—
Income tax receivable					87,767	87,767	87,767
Prepaid Expenses	1,437,700	1,194,651	2,531,038	2,249,787	301,731	319,655	48,331

Total Current Assets	22,391,807	23,348,654	25,153,717	26,605,133	21,207,318	20,636,304	19,090,682

Leasehold Improvements	7,340,030	7,340,030	7,340,030	7,340,030	—	—	—
Machinery & Equipment	9,080,778	9,084,747	9,084,747	9,020,443	—	—	—
Office Equipment, Furniture & Fixtures	13,136,711	13,136,711	13,136,711	13,136,711	—	—	—

Total Gross PP&E	29,557,519	29,561,488	29,561,488	29,497,183	—	—	—

Accum Depreciation — Leasehold Improve	3,304,983	3,426,672	3,517,938	3,609,205	—	—	—
Accum Depreciation — Machinery & Equip	6,484,537	6,628,080	6,733,125	6,772,574	—	—	—
Accum Depreciation — Off Equip Furn Fix	11,561,686	11,639,627	11,696,339	11,733,493	—	—	—

Total Accumulated Depreciation	21,351,206	21,694,379	21,947,402	22,115,272	—	—	—
Net PP&E	8,206,313	7,867,109	7,614,086	7,381,911	—	—	—

Gross Goodwill	7,061,892	7,061,892	7,061,892	7,061,892	—	—	—
Accum Amortization — Goodwill	(3,664,064)	(3,664,064)	(3,664,064)	(3,664,064)	—	—	—

Net Goodwill	3,397,828	3,397,828	3,397,828	3,397,828	—	—	—

Gross Licenses/Patents	5,251,830	5,251,830	5,251,830	5,251,830	—	—	—
Accum Amortization — Licenses/Patents	(4,509,133)	(4,544,309)	(4,570,692)	(4,597,075)	—	—	—

Net Licenses/Patents	742,697	707,520	681,138	654,755	—	—	—

Gross Developed Technology	11,832,181	11,832,181	11,832,181	11,832,181	—	—	—
Accum Amortization — Develop Technology	(11,832,181)	(11,832,181)	(11,832,181)	(11,832,181)	—	—	—

Net Developed Technology	(0)	(0)	(0)	(0)	—	—	—

Gross Customer Base	9,013,591	9,013,591	9,013,591	9,013,591	—	—	—
Accum Amortization — Customer Base	(9,013,591)	(9,013,591)	(9,013,591)	(9,013,591)	—	—	—

Net Customer Base	(0)	(0)	(0)	(0)	—	—	—

Gross Trademarks	3,295,000	3,295,000	3,295,000	3,295,000	—	—	—
Accum Amortization — Trademarks	(3,295,000)	(3,295,000)	(3,295,000)	(3,295,000)	—	—	—

Net Trademarks	—	—	—	—	—	—	—

Intangibles Net	742,697	707,520	681,137	654,755	—	—	—

Investments In Subsidiary	27,779,498	27,779,498	27,779,498	27,834,280	52,817	52,817	52,817
Loan receivable from Subsidiary — Long Term	25,700,000	25,700,000	25,700,000	25,700,000	—	—	—
LT Deferred Tax Assets[4]	1	1	1	1	—	—	—
Other Long Term Assets	123,630	123,630	123,630	123,630	17,817	—	—

Other Assets, Net	53,603,129	53,603,129	53,603,129	53,657,911	70,634	52,817	52,817

Long Term Assets	65,949,967	65,575,585	65,296,180	65,092,405	70,634	52,817	52,817

Total Assets	88,341,774	88,924,240	90,449,897	91,697,538	21,277,953	20,689,121	19,143,499

	As of	As of	As of	As of	As of	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]	7/31/2009[1]	8/31/2009[2]	9/30/2009[3]	10/31/2009[3]
LIABILITIES:

Accounts Payable — Pre[5]	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034
Accounts Payable — Pre[5]	—	257,852	257,852	257,852	257,852	257,852	257,852
Accounts Payable — Post	—	108,719	101,028	1,189,932	1,134,454	823,769	243,217

Current Trade Payables	5,369,034	5,735,605	5,727,914	6,816,818	6,761,340	6,450,655	5,870,103

Other Taxes & Dues Payable[4]	71,245	86,512	105,083	89,657	87,516	87,516	—
Corporate Income Tax Payable[4]	19,098	17,048	16,501	16,501	—	—	—

Current Taxes Payables	90,343	103,560	121,584	106,158	87,516	87,516	—

Current Employee Compensation Accrual	3,214,023	2,212,111	2,271,553	2,582,676	12,686	222,993	—
Current Installation & Warranty Reserve	1,166,729	1,040,726	876,101	749,809	—	—	—
Current Severance & Restructuring Reserve	144,866	26,000	26,000	—	—	—	—

Total Accrued Liabilities	4,525,619	3,278,837	3,173,654	3,332,485	12,686	222,993	—

Deferred Revenue (SAB)	2,545,849	2,284,643	2,185,607	2,089,110	—	—	—
Deferred Revenue (Install)	378,722	568,083	1,910,384	1,910,384	—	—	—
Deferred Revenue	457,570	336,869	271,798	379,546	—	—	—

Deferred Revenue	3,382,142	3,189,596	4,367,790	4,379,041	—	—

Loan Payable — Short Term	4,000,000	4,000,000	4,000,000	4,000,000	—	—	—
Customer Deposits — Pre	128,090	128,090	128,090	128,090	128,090	128,090	128,090
Customer Deposits — Post	—	1,813,282	3,454,335	5,187,763	—	503,871	698,578
Other Supplier Liabilities — Pre[6]	850,565	850,565	850,565	850,565	850,565	850,565	850,565
Other Settlement Liabilities — Pre	189,201	189,201	189,201	189,201	189,201	189,201	189,201
Other Accrued Liabilities	4,237,909	5,819,025	7,221,069	7,245,165	2,779,628	2,104,821	2,104,821

Total Other Current Liabilities	9,405,765	12,800,162	15,843,260	17,600,784	3,947,484	3,776,548	3,971,255

Total Current Liabilities	22,772,902	25,107,760	29,234,201	32,235,286	10,809,026	10,537,712	9,841,357

Other Accrued Long Term Liabilities	1,914,416	1,836,136	1,777,426	1,718,716	—	—	—
Loan Payable — Long Term	5,966,985	5,966,985	5,966,985	5,966,985	—	—	—

Total Liabilities	30,654,303	32,910,881	36,978,612	39,920,987	10,809,026	10,537,712	9,841,357

Common Stock (Share Capital)	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714
Additional Paid In Capital	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974

Total Common Stock and APIC	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688

Prior Year Retained Earnings	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)
Cumulative Effect of Change in Accounting Principle	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)
Retained Earnings/(Deficit) — Pre-petition	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)
Retained Earnings/(Deficit) — Post-petition	—	(1,674,112)	(4,216,186)	(5,910,919)	(47,218,544)	(47,536,062)	(48,385,329)

Total retained earnings	(415,865,777)	(417,539,890)	(420,081,963)	(421,776,696)	(463,084,321)	(463,401,839)	(464,251,106)

Other comprehensive Loss	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)

Total Equity	57,687,471	56,013,359	53,471,285	51,776,552	10,468,927	10,151,409	9,302,142

Total Liability & Equity	88,341,774	88,924,240	90,449,897	91,697,538	21,277,953	20,689,121	19,143,499

Footnotes:

1)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s internal trial balances for period after April 20, 2009 and are labeled “post”. GAAP assets and liabilities were included in the MOR balance sheet for presentation and consistency purposes.

2)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s internal trial balances for period after April 20, 2009 and are labeled “post”. During August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, changes in income and expense accounts and the related assets and liabilities attributable to GAAP based accruals and accounting were not presented for the current month’s operations and will not be presented going forward.

3)	Cash and equivalents is reported per book basis net of checks and deposits in transit not reflected on the cash basis otherwise reported in this Monthly Operating Report.

4)	Corporate tax accounts have not been finalized and are subject to change.

5)	The Accounts Payable “Pre” balances reflects $5.4 million of additional liabilities that were scheduled in the Company’s Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court on June 4, 2009, and approximately $258,000 of liabilities that were not reflected in the Schedules of Assets and Liabilities as invoices for these liabilities were not received until after the filing.

6)	The total liabilities as of April 20, 2009 (the “Petition Date”) reported in the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court included approximately $2.9 million of unrecorded or codified liabilities for a specific supplier and this amount is not included in the balance sheets above prepared on the accrual basis of accounting.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due[1]
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$0	$0	$0
31-60 Days	$11,251	$0	$0
61-90 Days	$8,263	$0	$0
91+ Days	$118,373	$243,217	$243,217

Total accounts receivable/payable	$137,887	$243,217	$243,217

Allowance for doubtful accounts
Accounts receivable (net)	$137,887

Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month[2]
Retail/Restaurants -
Product for resale

Distribution -
Products for resale

Manufacturer -
Raw Materials

Work-in-progress

Finished goods

Other — Explain
Inventory Reserves

TOTAL	$0

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes ☑ No ☐
How often do you take a complete physical inventory?
Weekly ☐
Monthly ☐
Quarterly ☐
Semi-annually ☐
Annually ☑
Date of last physical inventory was performed on March 15, 2008.
Date of next physical inventory is No longer required[2]
Cost of Goods Sold

Inventory Beginning of Month	$0

Add -
Net purchase	$0

Direct labor	$0

Manufacturing overhead

Freight in

Other:

Provision for Excess & Obsolescence	$0

Less -
Inventory End of Month	$0

Inventory sold as part of the asset sales	$0

Personal Use

Cost of Goods Sold	$0

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost	☐
LIFO cost	☐
Lower of cost or market	☑
Retail method	☐
Other	☐
Explain	☐
Footnotes:

1)	Of the $243K in past due accounts payable balances as of October 31, 2009, all amounts relate to invoices that have yet to be approved by the US Bankruptcy Court for payment.

2)	The last complete physical count was conducted on March 15, 2008. Since then, the Company developed a cycle count program that was performed on a quarterly basis. The cycle count program was approved and reviewed by its former auditor. However, the cycle count program has been stopped since April 20, 2009 (the “Petition Date”) due to a lack of resources post filing. During July and August 2009, the Company entered into separate asset purchase agreements with each of Murata, Crossing, and PEER, in which the Company’s inventory was sold to these entities. As result of the transactions, the Company no longer has an inventory balance and does not anticipate having inventory in future periods.

Schedule C
Real Property

Description	Cost	Market Value
None

Total	$0	$0

Schedule D1
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Machinery & Equipment

Tooling

Engineering Equipment

Marketing Equipment

Marketing Evaluation/Demo Unit

Field Service Equipment

Total

Furniture & Fixtures and Office Equipment -
Furniture & Fixtures

Computer Hardware

Computer Software

Total

Office Equipment -

Total	$0	$0

Leasehold Improvements -
Leasehold Improvements

Total

Vehicles -
Company Vehicle

Total

Footnotes:

1)	During July and August 2009, the Company entered into separate asset purchase agreements with each of Murata, Crossing, and PEER, in which the Company’s assets were sold to these entities. As result of the transactions, the Company no longer has any property, plant, & equipment balance and does not anticipate having any in future periods.

Schedule E1
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount[2]	Amount (b)
Secured claims[2] (a)	$77,000,000

Priority claims other than taxes[3]	N/A

Priority tax claims[3]	N/A

General unsecured claims	$9,454,126

(a)	List total amount of claims even if under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H4
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank

Account Type

Account No.

Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts	(see attached reconciliation)

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.
Footnotes:

1)	Obtained from Schedule of Assets and Liabilities and related amendments as filed with the U.S. Bankruptcy Court.

2)	Secured claims total of $77 million was obtained from the Schedule of Assets and Liabilities and represents guarantees made by the Company as defined in the Creditor Agreement dated July 27, 2007. As the secured claims are not directly held by the Company, these amounts are not presented in the Company’s balance sheet.

3)	Priority claims are listed as “N/A” as the Company did not identify any priority claims during its preparation of the Schedules of Assets and Liabilities.

4)	See attachments 1 and 2 for bank reconciliations and associated bank statements.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 10/31/09

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	$214,304	$17,845,967
3	Interest Received	$461	$662
4	Borrowings	$0	$0
5	Funds from Shareholders, Partners, or Other Insiders	$0	$0
6	Capital Contributions	$0	$0
7	Receipts from Subsidiaries	$13,887	$2,431,872
8	Other Receipts	$338,109	$627,663
9	Net receipts from settlement of forward contracts	$0	$41,379
10	Receipts from sale of equipment	$40	$79,940
11	Receipts from sale of assets to Peer and Crossing[1]	$0	$14,000,059

12	Total Cash Receipts	$566,801	$35,027,542

	Cash Disbursements
13	Payments for Inventory & Manufacturing Services	$4,260	$5,751,884
14	Selling	$0	$0
15	Administrative	$302,063	$1,297,901
16	Capital Expenditures	$0	$0
17	Principal Payments on Debt	$0	$0
18	Interest Paid	$0	$0
	Rent/Lease:
19	Personal Property	$0	$0
20	Real Property	$64,249	$787,860
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws	$0	$0
23	Commissions/Royalties	$0	$0
24	Expense Reimbursements	$0	$0
25	Other	$0	$0
26	Salaries/Commissions (less employee withholding)	$0	$3,840,214
27	Management Fees	$0	$0
	Taxes:
28	Employee Withholding	$0	$1,545,671
29	Employer Payroll Taxes	$0	$339,289
30	Real Property Taxes	$0	$0
31	Other Taxes	$6,345	$42,604
32	Other Cash Outflows:
	Payments to Board of Directors	$66,252	$132,150
33	Payment to Gelco	$0	$215
34	Bank charges	$79	$4,810
35	Professional fees[2]	$898,561	$4,230,268
36	Employee Advances	$0	$127,700
37	Insurance Premiums and Claims related to Employee Benefits	$41,511	$1,262,939
38	Payments to Murata and PEER[3]	$33,484	$337,300

39	Total Cash Disbursements:	$1,416,805	$19,700,806

40	Net Increase (Decrease) in Cash	($850,004)	$15,326,735

41	Cash Balance, Beginning of Period	$19,302,531	$3,125,792

42	Cash Balance, End of Period	$18,452,528	$18,452,528

Footnotes:

1)	During July and August 2009 the Company entered into separate asset purchase agreements with each of Murata, PEER, and Crossing. As a result, the Company received approximately $5.5 million in net cash proceeds from Murata and $1.9 million from PEER in August 2009, and it received $6.5 million in net cash proceeds in September 2009 from Crossing and $0.1 million in September 2009 from PEER.

2)	During October 2009, payments of approximately $899K were issued to professionals under the Interim Compensation Order, all of which related to restructuring professionals.

3)	During August 2009, the Court approved an asset purchase agreement between the Company and Murata and PEER. Post-close, the Company received payments for assets that belonged to PEER under the terms of the sale agreement, requiring a cash payment of $33K during October 2009.

Tax Affidavit
Monthly Operating Report for Month Ending October  , 2009

For the period beginning Thursday, October 01, 2009 and ending Saturday, October 31, 2009
To the best of my knowledge, Asyst Technologies, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

11/20/2009	/s/ Paula C. LuPriore
Date

Attachment 1 — Bank Accounts & Reconciliations

Asyst Technologies Inc. — ATI Fremont
Bank Balance by bank account

								USD
				USD				10/31/09
				10/31/09		Deposits in		Book Ending Bal
Entity	Account Number	Bank	Account Type	Bank Ending Bal	O/S Checks	Transit	Other	(GL Bal)
Asyst Technologies, Inc.	38764487	Citibank[1]	USD — Accounts Payable	—	—	—	—	—
Asyst Technologies, Inc.	30721087	Citibank[1]	USD — Checking / Sweep	849,709	—	—	—	849,709
Asyst Technologies, Inc.	30733205	Citibank[1]	USD — Flex Benefits	—	—	—	—	—
Asyst Technologies, Inc.	38772081	Citibank[1]	USD — Payroll	—	(2,262)	—	—	(2,262)
Asyst Technologies, Inc.	1892561034	Comerica Bank — California	USD — Payroll	147,481	(27,023)	—	(20,879)	99,580
Asyst Technologies, Inc.	2180064047	Union Bank	USD — Checking	14,022,103	—	—	—	14,022,103
Asyst Technologies, Inc.	1892561026	Comerica Bank — California	USD — Checking	—	(346,437)	—	—	(346,437)
Asyst Technologies, Inc.	1892019504 / 1080022229	Comerica Bank — California	USD — Checking / Sweep	3,433,235	—	—	—	3,433,235
Asyst Technologies, Inc.		Petty Cash	Petty Cash	—	—	—	39	39

				18,452,528	(29,285)	—	(20,840)	18,055,967

Footnotes:

[1]	During October 2009, the Company closed its Citibank accounts.

Attachment 2 — Bank Statements

CitiDirect® Online Banking
Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/01/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
676,562.89	675,903.61	676,562.89	675,903.61	0	0.00	1	659.28	659.28-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/01/2009	10/01/2009			SAME DAY DR TRANSFER		659.28-
= Indicates Calculated Balances

1 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/02/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
675,903.61	675,903.61	675,903.61	675,903.61	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

2 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/05/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
675,903.61	675,903.61	675,903.61	675,903.61	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

3 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/06/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
675,903.61	675,903.61	675,903.61	675,903.61	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

4 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/07/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
675,903.61	675,903.61	675,903.61	675,903.61	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

5 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/08/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
675,903.61	710,320.61	675,903.61	675,920.61	1	34,417.00	0	0.00	34,417.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/08/2009	10/08/2009	NONREF		DEPOSIT*		34,417.00
= Indicates Calculated Balances

6 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/09/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
710,320.61	744,439.61	676,020.61	710,139.61	2	34,119.00	0	0.00	34,119.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/09/2009	10/09/2009	NONREF		ACH CREDIT		3,619.00
10/09/2009	10/09/2009	NONREF		SAME DAY CR TRANSFER		30,500.00
= Indicates Calculated Balances

7 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/13/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
744,439.61	788,152.61	744,439.61	744,452.61	1	43,713.00	0	0.00	43,713.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/13/2009	10/13/2009	NONREF		DEPOSIT*		43,713.00
= Indicates Calculated Balances

8 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/14/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
788,152.61	794,175.33	744,552.61	750,575.33	1	6 ,022 .72	0	0.00	6 ,022 .72

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/14/2009	10/14/2009	NONREF		SAME DAY CR TRANSFER		6,022.72
= Indicates Calculated Balances

9 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/15/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
794,175.33	794,175.33	794,175.33	794,175.33	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

10 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/16/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
794,175.33	799,553.57	794,175.33	794,253.57	1	5,378.24	0	0.00	5,378.24

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/16/2009	10/16/2009	NONREF		DEPOSIT*		5,378.24
= Indicates Calculated Balances

11 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/19/2009

Opening Balance	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Ledger	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
799,553.57	799,553.37	794,353.57	794,353.57	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

12 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/20/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
799,553.57	800,597.57	799,553.57	800,597.57	1	1,044.00	0	0.00	1,044.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/20/2009	10/20/2009			SAME DAY CR TRANSFER		1,044.00
= Indicates Calculated Balances

13 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/21/2009

Opening Ledger	Current / Closing	Opening Available	Current/Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
800,597.57	800,597.57	800,597.57	800,597.57	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

14 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/22/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
800,597.57	800,597.57	800,597.57	800,597.57	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

15 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/23/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
800,597.57	800,597.57	800,597.57	800,597.57	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

16 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/26/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
800,597.57	803,159.57	800,597.57	803,159.57	1	2,562.00	0	0.00	2,562.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/26/2009	10/26/2009	NONREF		ACH CREDIT		2,562.00
= Indicates Calculated Balances

17 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/27/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
803,159.57	803,159.57	803,159.57	803,159.57	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

18 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/28/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
803,159.57	803,093.68	803,159.57	803,093.68	0	0.00	1	65.89	65.89-

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/28/2009	10/28/2009			SAME DAY DR TRANSFER		65.89-
= Indicates Calculated Balances

19 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/29/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
803,093.68	849,708.68	803,093.68	849,708.68	1	46,615.00	0	0.00	46,615.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
10/29/2009	10/29/2009	NONREF		ACH CREDIT		46,615.00
= Indicates Calculated Balances

20 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	10/30/2009

Opening Ledger	Current / Closing	Opening Available	Current / Closing		Total Credit	Debit	Total Debit
Balance	Ledger Balance	Balance	Available Balance	Credit Count	Amount	Count	Amount	Net Amount
849,708.68	849,708.68	849,708.68	849,708.68	0	0.00	0	0.00	0.00

Entry Date	Value Date	Customer Reference	Bank Reference	Transaction Description	By Order Of / Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY
= Indicates Calculated Balances

21 of 22

Account Statement Report
SELECTION CRITERIA

Branch	930	NEW YORK CITIBANK - CORPORATE
Account Number		ASYST TECHNOLOGIES-CONCENTRATI
Statement Date	10/01/2009 to 10/31/2009
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Bank Reference	Ascending
Activity Only	No
User	MAY	LIU
Share	Private
Format	Adobe (PDF)
Favorite	Yes

22 of 22

CITIBANK, N. A.
CUSTOMER SERVICE DEPT
1 PENNS WAY
* NEW CASTLE DE 19720
CITIBANK, N.A.
CUSTOMER SERVICE DEPT
1 PENNS WAY
* NEW CASTLE DE 19720

(PRIMARY)	ASYST TECHNOLOGIES, INC.		(RECONCILEMENT)	ASYST TECHNOLOGIES, INC.
	ATTN: MAY LIU			ATTN: MAY LIU
	46897 BAYSIDE PARKWAY			46897 BAYSIDE PARKWAY
	ACCOUNTING — AP SUPERVISOR			ACCOUNTING — AP SUPERVISOR
	FREMONT	CA		FREMONT	CA
	94538-0000			94538-0000

RECONCILEMENT FOR ACCOUNT

NAME: ASYST TECHNOLOGIES — AP ACCOUN

RULE-OFF PERIOD: MONTHLY

(OUTPUT)	NONE	PERIOD FROM: 10/01/09 TO 10/31/09

CUSTOMER CONTACT: LUCIA MARTIN

TELEPHONE: (510)661-5324

FOR INQUIRIES CONCERNING YOUR ACCOUNT
		CONTACT: DE SERVICE	(302)323-3600

SPECIAL INSTRUCTIONS:

STMT(PPR, CD), WHSE, CK — IMG
ROUTING INSTRUCTIONS:
UPS 2ND DAY CABT8172

		REPORTS:	OUTPUTS: COPIES: 01
		SUMMARY BY TRANSACTION	MICRO STATEMENT
		PAID CHECK PROOF	CHECKS SORTED
DUPLICATE CHECKS
PAID CHECKS & REVERSALS
STOPS ON FILE
STOP PAYMENTS
(SECONDARY)	NONE	PAID CHECKS
BACKVALUE DETAIL REPORT
PROOF OF OUTSTANDING
OUTSTANDING CHECKS
PAID & OUTSTANDING CHECKS
ISSUANCE LIST
PAID WITHOUT ISSUANCE

REPORT DATE 11/05/09	RULE OFF FROM 10/01/09 TO 10/31/09	RUN DATE 11/05/09 TIME 15:26

	STATEMENT	PAGE 1
ACCOUNT NAME — ASYST TECHNOLOGIES — AP ACCOUN

OPENING LEDGER BALANCE	0.00

OPENING AVAILABLE BALANCE	0.00
REFERENCE #/

DATE	BATCH TRACK TRANSACTION DESCRIPTION	DEBITS	CREDITS	LEDGER BALANCE
10/01/09			659.28	659.28

10/01/09	1 PAID-CHECKS	659.28		0.00

TOTALS	ITEMS	DEBITS	CREDITS	BALANCE
	DEBITS 1	659.28
	CREDITS 1		659.28
	CLOSING LEDGER AS OF 10/31/09			0.00
	CLOSING AVAILABLE AS OF 10/31/09			0.00

REPORT DATE 11/05/09	RULE OFF FROM 10/01/09 TO 10/31/09	RUN DATE 11/05/09 TIME 15:26

	PAID CHECKS PROOF	PAGE 1
ACCOUNT NAME — ASYST TECHNOLOGIES — AP ACCOUN

	DEBITED		REVERSED		PAID
DATE	ITEMS	AMOUNT	ITEMS	AMOUNT	ITEMS	AMOUNT
10/01/09	1	659.28	NONE		1	659.28
TOTALS	1	659.28	NONE		1	659.28

CITIBANK, N. A.
CUSTOMER SERVICE DEPT
1 PENNS WAY
* NEW CASTLE DE 19720
CITIBANK, N.A.
CUSTOMER SERVICE DEPT
1 PENNS WAY
* NEW CASTLE DE 19720

(PRIMARY)	ASYST TECHNOLOGIES, INC.		(RECONCILEMENT)	ASYST TECHNOLOGIES, INC.
	ATTN: MATT MC CLINTOCK			ATTN: MATT MC CLINTOCK
	46897 BAYSIDE PARK WAY			46897 BAYSIDE PARK WAY
	TREASURY OPERATIONS MGR.			TREASURY OPERATIONS MGR.
	FREMONT	CA		FREMONT	CA
	94538-0000			94538-0000

RECONCILEMENT FOR ACCOUNT

NAME: ASYST TECHNOLOGIES — PAYROLL

RULE-OFF PERIOD: MONTHLY

(OUTPUT)	NONE	PERIOD FROM: 10/01/09 TO 10/31/09

CUSTOMER CONTACT: LUCIA MARTIN/MAY LUI

TELEPHONE: (510)661-5324

FOR INQUIRIES CONCERNING YOUR ACCOUNT
		CONTACT: DE SERVICE	(302)323-3600

SPECIAL INSTRUCTIONS:

STMT(PPR), CK — IMG
ROUTING INSTRUCTIONS:
UPS 2ND DAY DLY ISS TRNS CABT8482 MLT CBDMP596

		REPORTS:	OUTPUTS: COPIES: 01
		SUMMARY BY TRANSACTION	MICRO STATEMENT
		PAID CHECK PROOF	CHECKS SORTED
DUPLICATE CHECKS
PAID CHECKS & REVERSALS
STOPS ON FILE
STOP PAYMENTS
(SECONDARY)	NONE	PAID CHECKS
BACKVALUE DETAIL REPORT
PROOF OF OUTSTANDING
OUTSTANDING CHECKS
PAID & OUTSTANDING CHECKS
ISSUANCE LIST
PAID WITHOUT ISSUANCE

REPORT DATE 11/03/09	RULE OFF FROM 10/01/09 TO 10/31/09	RUN DATE 11/03/09 TIME 13:32

STATEMENT	PAGE 1
ACCOUNT NAME — ASYST TECHNOLOGIES-PAYROLL

OPENING LEDGER BALANCE	0.00

OPENING AVAILABLE BALANCE	0.00

TOTALS		ITEMS	DEBITS	CREDITS	BALANCE
	DEBITS	0	0.00
	CREDITS	0		0.00
	CLOSING LEDGER AS OF 10/31/09				0.00
	CLOSING AVAILABLE AS OF 10/31/09				0.00

REPORT DATE 11/03/09	RULE OFF FROM 10/01/09 TO 10/31/09	RUN DATE 11/03/09 TIME 13:32

	PAID CHECKS PROOF	PAGE 1

ACCOUNT NAME — ASYST TECHNOLOGIES-PAYROLL
NO DATA PRODUCED FOR THIS REPORT AT THIS TIME

CITIBANK, N.A.
CUSTOMER SERVICE DEPT
1 PENNS WAY
* NEW CASTLE DE 19720

ASYST TECHNOLOGIES-FLEX BENEFITS	(RECONCILEMENT)	NONE
ATTN:MATT MCCLINTOCK
46897 BAYSIDE PARKWAY
ATTN:
FREMONT	CA
94539-0000

CYCLE STATEMENT FOR ACCOUNT

NAME: ASYST TECHNOLOGIES-FLEX BENEFI

RULE-OFF PERIOD: — MONTHLY

(OUTPUT)	NONE	PERIOD FROM: 10/01/09 TO 10/31/09

CUSTOMER CONTACT: MATT MCCLINTOCK

TELEPHONE: (510)661-3460

FOR INQUIRIES CONCERNING YOUR ACCOUNT
		CONTACT: DE SERVICE		(302)323-3600

SPECIAL INSTRUCTIONS:
NONE

ROUTING INSTRUCTIONS:
NONE

		REPORTS:	OUTPUTS:	COPIES: 01
		SUMMARY BY TRANSACTION	NONE
PAID CHECKS
BACKVALUE DETAIL REPORT
INTEREST STATEMENT SUMMARY

(SECONDARY)	NONE

REPORT DATE 11/02/09	RULE OFF FROM 10/01/09 TO 10/31/09	RUN DATE 10/31/09 TIME 03:10

	STATEMENT	PAGE 1

ACCOUNT NAME — ASYST TECHNOLOGIES-FLEX BENEFI

OPENING LEDGER BALANCE	0.00

OPENING AVAILABLE BALANCE	0.00

TOTALS		ITEMS	DEBITS	CREDITS	BALANCE
	DEBITS	0	0.00
	CREDITS	0		0.00
	CLOSING LEDGER AS OF 10/31/09				0.00
	CLOSING AVAILABLE AS OF 10/31/09				0.00
002656-00002

REPORT DATE 11/02/09	RULE OFF FROM 10/01/09 TO 10/31/09	RUN DATE 10/31/09 TIME 03:10

	BACKVALUE DETAIL REPORT	PAGE 1

ACCOUNT NAME — ASYST TECHNOLOGIES-FLEX BENEFI
NO DATA PRODUCED FOR THIS REPORT AT THIS TIME
002656-00003

80948
ASYST TECHNOLOGIES INC
PAYROLL ACCOUNT
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
P.O. BOX 4118
SANTA CLARA CA 95056
Account summary

Beginning balance on October 1, 2009	$147,481.08

Ending balance on October 31, 2009	$147,481.08

Lowest daily balance Your lowest daily balance this statement period was $147,481.08 on October 1, 2009.
Commercial Checking statement
October 1, 2009 to October 31, 2009
Account number
To contact us

Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
Capturing deposits has never been more convenient. With Comerica Business Deposit Capture (SM) you can scan and send checks directly from your office to your Comerica business checking account anytime you want. It saves you time and cost from trips to the bank, and gives you extended hours for making deposits. Please contact your Treasury Management Sales Officer today for more details.
The FDIC Charge for October is $.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A.	List any deposits not shown on this statement

Date	Amount

Total A: $
B.	List all checks and other withdrawals not shown on this statement

Check Number	Amount

Total B: $

Enter Balance from last date on this statement	$

Plus Total A	+$

Equals	=$

Minus Total B	-$

Equals Your Current Balance	=$

Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 1275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

80948
ASYST TECHNOLOGIES INC
ACCOUNTS PAYABLE
P.O. BOX 4118
SANTA CLARA CA 95056
Account summary

Beginning balance on October 1, 2009		$0.00

Plus deposits
Transfers from other accounts		$428,480.69

Less withdrawals
Checks	-$	428,480.69

Ending balance on October 31, 2009		$0.00
Commercial Checking statement
October 1, 2009 to October 31, 2009
Account number
Number of items enclosed: 0
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
Capturing deposits has never been more convenient. With Comerica Business Deposit Capture (SM) you can scan and send checks directly from your office to your Comerica business checking account anytime you want. It saves you time and cost from trips to the bank, and gives you extended hours for making deposits. Please contact your Treasury Management Sales Officer today for more details.
The FDIC Charge for October is $.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking account details:
Transfers from other accounts this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Oct 02	3,484.23
Oct 05	12,809.44
Oct 06	28,315.55
Oct 07	13,617.42
Oct 08	47,907.13
Oct 09	123,741.87
Oct 13	61,939.02
Oct 15	960.00
Oct 19	17,523.00
Oct 20	1,389.00
Oct 23	56,527.24
Oct 26	25,873.83
Oct 27	18,084.28
Oct 28	7,505.06
Oct 29	870.84
Oct 30	7,932.78
Total Transferred from Other Accounts: $428,480.69

Total number of Transfers from Other Accounts: 16
Checks paid this statement period
* This symbol indicates a break in check number sequence
# This symbol indicates an original item not enclosed
@ This symbol indicates a break in check number sequence and an original item not enclosed

			Bank
Check		Date	reference
number	Amount ($)	paid	number

# 1254	-4,230.00	Oct 06
# 1255	-79,164.00	Oct 09
# 1256	-8,190.75	Oct 06
@ 1258	-5,440.50	Oct 06
# 1259	-11,556.00	Oct 13
@ 1262	-8,700.00	Oct 06
# 1263	-637.50	Oct 08
# 1264	-10,725.00	Oct 05
# 1265	-11,772.00	Oct 07
# 1266	-1,891.50	Oct 05
@ 1268	-960.00	Oct 15
# 1269	-960.00	Oct 19
# 1270	-567.00	Oct 07
# 1271	-1,282.50	Oct 09
# 1272	-1,128.73	Oct 07
# 1273	-76.92	Oct 07
@ 1275	-384.60	Oct 13
# 1276	-1,754.30	Oct 06
# 1277	-309,42	Oct 13
@ 1279	-1,389.00	Oct 20
# 1280	-216.86	Oct 09
# 1281	-100.00	Oct 09
# 1282	-1,289.58	Oct 09
@ 1284	-3,484.23	Oct 02
# 1285	-16,563.00	Oct 13
# 1286	-16,563.00	Oct 13
# 1287	-16,563.00	Oct 13
# 1288	-16,563.00	Oct 19
# 1289	-17,969.00	Oct 08
# 1290	-28,122.65	Oct 08
# 1291	-72.77	Oct 07
@ 1294	-192.94	Oct 05
# 1295	-41,688.93	Oct 09
# 1296	-1,177.98	Oct 08
@ 1298	-1,410.00	Oct 26
# 1299	-44,820.00	Oct 23
# 1300	-4,919.48	Oct 23
# 1301	-1,082.25	Oct 26
# 1302	-2,475.00	Oct 23
# 1303	-6,750.00	Oct 27
# 1304	-5,076.00	Oct 26
@ 1306	-999.00	Oct 30
@ 1308	-3,080.00	Oct 23
@ 1310	-809.00	Oct 23
# 1311	-588.78	Oct 30
# 1312	-194.31	Oct 28
# 1313	-21.60	Oct 27
@ 1316	-423.76	Oct 23
# 1317	-318.92	Oct 26
# 1318	-1,947.34	Oct 27
# 1319	-4,296.84	Oct 27
# 1320	-1,276.72	Oct 27
# 1321	-228.77	Oct 26
@ 1323	-264.00	Oct 27
# 1324	-1,968.00	Oct 27
# 1325	-507.81	Oct 28

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking:
Checks paid this statement period (continued)
* This symbol indicates a break in check number sequence
# This symbol indicates an original item not enclosed
@ This symbol indicates a break in check number sequence and an original item not enclosed

			Bank
Check		Date	reference
Number	Amount ($)	paid	number

# 1326	-734.70	Oct 26
# 1327	-529.80	Oct 26
# 1328	-38.50	Oct 26
# 1329	-312.00	Oct 27
# 1330	-104.00	Oct 27
# 1331	-260.00	Oct 27
# 1332	-260.00	Oct 27
# 1333	-88.54	Oct 28
# 1334	-236.16	Oct 29
# 1335	-634.68	Oct 29
@ 1337	-13,000.00	Oct 26
# 1338	-100.24	Oct 26
# 1339	-3,354.65	Oct 26
# 1340	-1,319.90	Oct 28
# 1341	-4,120.84	Oct 28
@ 1345	-623.78	Oct 27
@ 1347	-993.66	Oct 28
# 1348	-280.00	Oct 28
@ 1377	-6,345.00	Oct 30
Total checks paid this statement period: -$428,480.69
Total number of checks paid this statement period: 75

Lowest daily balance Your lowest daily balance this statement period was $0.00 on October 1, 2009.

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Recount	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A.	List any deposits not shown on this statement

Date	Amount

Total A: $
B.	List all checks and other withdrawals not shown on this statement

Check Number	Amount

Total B: $

Enter Balance from last date on this statement	$

Plus Total A	+$

Equals	=$

Minus Total B	-$

Equals Your Current Balance	=$

Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 1275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

80948
ASYST TECHNOLOGIES INC
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
P.O. BOX 4118
SANTA CLARA CA 95056
Account summary

Beginning balance on October 1, 2009	$4,456,832.48

Plus deposits
Electronic deposits	$239,789.33

Paper deposits	$152,679.98

Less withdrawals
Electronic (EFT) withdrawals	$987,585.90

Transfers to other accounts	$428,480.69

Ending balance on October 31, 2009	$3,433,235.20
Commercial Checking statement
October 1, 2009 to October 31, 2009
Account number
To contact us

Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
Capturing deposits has never been more convenient. With Comerica Business Deposit Capture (SM) you can scan and send checks directly from your office to your Comerica business checking account anytime you want. It saves you time and cost from trips to the bank, and gives you extended hours for making deposits. Please contact your Treasury Management Sales Officer today for more details.
The FDIC Charge for October is $.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us,

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking account details:
Electronic deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank
Oct 01	13,887.44
Oct 13	876.72
Oct 30	225.025.17
Total Electronic Deposits: $239,789.33

Total number of Electronic Deposits: 3
Paper deposits this statement period

		Reference numbers
Date	Amount($)	Customer	Bank

Oct 05	60,764.41
Oct 07	31,759.04
Oct 19	300.00
Oct 20	3,997.61
Oct 23	9,882.33
Oct 26	15,840.89
Oct 28	29,905.70
Oct 30	230.00
Total Paper Deposits: $152,679.98

Total number of Paper Deposits: 8
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Oct 02	-60,764.91
Oct 05	-388,679.75
Oct 05	-149,744.71
Oct 05	-111,722.37
Oct 05	-88,447.16
Oct 05	-85,748.65
Oct 05	-26,333.63
Oct 05	-4,260.34
Oct 05	-3,766.99
Oct 06	-3,136.64
Oct 06	-1,173.62
Oct 06	-496.00
Oct 06	-190.67
Oct 06	-21.00
Oct 07	-22,878.90
Oct 13	-1,202.07
Oct 21	-3,711.92
Oct 26	-33,484.29
Oct 29	-1,822.28
Total Electronic Withdrawals: -$987,585.90

Total number of Electronic Withdrawals: 19
Transfers to other accounts this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Oct 02	-3,484.23
Oct 05	-12,809,44
Oct 06	-28,315.55
Oct 07	-13,617.42

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking:
Transfers to other accounts this statement period (continued)

			Bank
			reference
Date	Amount ($)	Activity	number

Oct 08	-47,907.13
Oct 09	-123,741.87
Oct 13	-61,939.02
Oct 15	-960.00
Oct 19	-17,523.00
Oct 20	-1,389.00
Oct 23	-56,527.24
Oct 26	-25,873.83
Oct 27	-18,084.28
Oct 28	-7,505.06
Oct 29	-870.84
Oct 30	-7,932.78
Total Transferred to Other Accounts: -$428,480.69

Total number of Transfers to Other Accounts: 16

Lowest daily balance

Your lowest daily balance this statement period was $3,196,205.29 on October 27, 2009.

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking:
Please this examine statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A.	List any deposits not shown on this statement

Date	Amount

Total A: $
B.	List all checks and other withdrawals not shown on this statement

Check Number	Amount

Total B: $

Enter Balance from last date on this statement	$

Plus Total A	+$

Equals	=$

Minus Total B	-$

Equals Your Current Balance	=$

Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 1275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC Page 4 of 4

Add Notes

	Statement of Accounts	Page 1 of 1

	UNION BANK	ASYST TECHNOLOGIES INC
SPECIALIZED DEPOSITS 218
	POST OFFICE BOX 513840	Statement Number:
	LOS ANGELES CA 90051-3840	10/27/09 - 10/30/09

Customer Inquiries
800-418-6466

Thank you for banking with us since 2009
CY30 Z O B 0000

ASYST TECHNOLOGIES INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #09 - 43246
46897 BAYSIDE PKWY
FREMONT CA 94538-6572

Union Bank is your strong financial partner. With nearly 150 years of helping businesses prosper, our conservative lending practices, responsible management and strong capital base have kept us strong and secure. Talk to your relationship manager today to discuss solutions to improve your treasury management efficiency.

Business MoneyMarket Account Summary	Account Number:
Days in statement period: 4

Beginning balance on 10/27	$		0.00	Interest
Total Credits			14,022,115.90	Paid this period	$460.98
Electronic credits (1)		14,021,654.92		Paid year-to-date	$460.98
Other credits and adjustments (1)		460.98		Interest Rates
Total Debits			-13.00	10/27/09-10/28/09	0.00%
Other debits, fees and adjustments (1)		-13.00		10/29/09-10/30/09	0.60%

Ending Balance on 10/30	$		14,022,102.90
Credits
Electronic credits

Date	Description	Reference	Amount

10/29	WIRE TRANS TRN		$14,021,654.92
Other credits and adjustments

Date	Description	Reference	Amount

10/30	INTEREST PAYMENT		$460.98
Debits
Other debits, fees and adjustments

Date	Description	Reference	Amount

10/30 *	DEBIT MEMO		$13.00

*	This transaction has been Value Dated to the prior business day.
Daily Ledger Balance

Date	Ledger Balance	Date	Ledger Balance	Date	Ledger Balance

10/27-10/28	$0.00	10/29	$14,021,654.92	10/30	$14,022,102.90

80948
ASYST TECHNOLOGIES INC
ACCOUNTS PAYABLE
P.O. BOX 4118
SANTA CLARA CA 95056
Account summary

Beginning balance on October 1, 2009	$0.00

Plus deposits

Transfers from other accounts	$428,480.69

Less withdrawals

Checks	-$428,480.69

Ending balance on October 31, 2009	$0.00
Commercial Checking statement
October 1, 2009 to October 31, 2009
Account number
Number of items enclosed: 0
To contact us
Call
(600)269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
Capturing deposits has never been more convenient. With Comerica Business Deposit Capture (SM) you can scan and send checks directly from your office to your Comerica business checking account anytime you want. It saves you time and cost from trips to the bank, and gives you extended hours for making deposits. Please contact your Treasury Management Sales Officer today for more details.
The FDIC Charge for October is $.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking account details:
Transfers from other accounts this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Oct 02	3,484.23
Oct 05	12,809.44
Oct 06	28,315.55
Oct 07	13,617.42
Oct 08	47,907.13
Oct 09	123,741.87
Oct 13	61,939.02
Oct 15	960.00
Oct 19	17,523.00
Oct 20	1,389.00
Oct 23	56,527.24
Oct 26	25,873.83
Oct 27	18,084.28
Oct 28	7,505.06
Oct 29	870.84
Oct 30	7,932.78
Total Transferred from Other Accounts: $428,480.69

Total number of Transfers from Other Accounts: 16
Checks paid this statement period
* This symbol indicates a break in check number sequence

# This symbol indicates an original item not enclosed

@ This symbol indicates a break in check number sequence and an original item not enclosed

			Bank
Check		Date	reference
number	Amount ($)	paid	number

# 1254	-4,230.00	Oct 06
# 1255	-79,164.00	Oct 09
# 1256	-8,190.75	Oct 06
@ 1258	-5,440.50	Oct 06
# 1259	-11,556.00	Oct 13
@ 1262	-8,700.00	Oct 06
# 1263	-637.50	Oct 08
# 1264	-10,725.00	Oct 05
# 1265	-11,772,00	Oct 07
# 1266	-1,891.50	Oct 05
@ 1268	-960.00	Oct 15
# 1269	-960.00	Oct 19
# 1270	-567.00	Oct 07
# 1271	-1,282.50	Oct 09
# 1272	-1,128.73	Oct 07
# 1273	-76.92	Oct 07
@ 1275	-384,60	Oct 13
# 1276	-1,754.30	Oct 06
# 1277	-309.42	Oct 13
@ 1279	-1,389.00	Oct 20
# 1280	-216,86	Oct 09
# 1281	-100.00	Oct 09
# 1282	-1,289.58	Oct 09
@ 1284	-3,484.23	Oct 02
# 1285	-16,563.00	Oct 13
# 1286	-16,563.00	Oct 13
# 1287	-16,563.00	Oct 13
# 1288	-16,563.00	Oct 19
# 1289	-17,969.00	Oct 08
# 1290	-28,122.65	Oct 08
# 1291	-72.77	Oct 07
@ 1294	-192.94	Oct 05
# 1295	-41,688.93	Oct 09
# 1296	-1,177.98	Oct 08
@ 1298	-1,410.00	Oct 26
# 1299	-44,820.00	Oct 23
# 1300	-4,919.48	Oct 23
# 1301	-1,082.25	Oct 26
# 1302	-2,475.00	Oct 23
# 1303	-6,750.00	Oct 27
# 1304	-5,076.00	Oct 26
@ 1306	-999.00	Oct 30
@ 1308	-3,080,00	Oct 23
@ 1310	-809.00	Oct 23
# 1311	-588.78	Oct 30
# 1312	-194.31	Oct 28
# 1313	-21.60	Oct 27
@ 1316	-423.76	Oct 23
# 1317	-318.92	Oct 26
# 1318	-1,947.34	Oct 27
# 1319	-4,296.84	Oct 27
# 1320	-1,276,72	Oct 27
# 1321	-228.77	Oct 26
@ 1323	-264.00	Oct 27
# 1324	-1,968.00	Oct 27
# 1325	-507.81	Oct 28

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking:
Checks paid this statement period (continued)

* This symbol indicates a break in check number sequence

# This symbol indicates an original item not enclosed

@ This symbol indicates a break in check number sequence and an original item not enclosed

			Bank
Check		Date	reference
number	Amount ($)	paid	number
#1326	-734.70	Oct 26
#1327	-529.80	Oct 26
#1328	-38.50	Oct 26
#1329	-312.00	Oct 27
#1330	-104.00	Oct 27
#1331	-260.00	Oct 27
#1332	-260.00	Oct 27
#1333	-88.54	Oct 28
#1334	-236.16	Oct 29
#1335	-634.68	Oct 29
@1337	-13,000.00	Oct 26
#1338	-100.24	Oct 26
#1339	-3,354.65	Oct 26
#1340	-1,319.90	Oct 28
#1341	-4,120.84	Oct 28
@1345	-623.78	Oct 27
@1347	-993.66	Oct 28
#1348	-280.00	Oct 28
@1377	-6,345.00	Oct 30
Total checks paid this statement period: -$428,480.69

Total number of checks paid this statement period: 75

Lowest daily balance
Your lowest daily balance this statement period was $0.00 on October 1, 2009.

Commercial Checking statement
October 1, 2009 to October 31, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address orinted on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A.	List any deposits not shown on this statement

Date	Amount

Total A: $
B.	List all checks and other withdrawals not shown on this statement

Check Number	Amount

Total B: $

Enter Balance from last date on this statement	$

Plus Total A	+$

Equals	=$

Minus Total B	-$

Equals Your Current Balance	=$

Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page. For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 1275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC